                                                                    EXHIBIT 4.4

                      [SPECIMEN COMMON STOCK CERTIFICATE]

COMMON STOCK                     [LOGO] DIEDRICH COFFEE, INC.            COMMON STOCK
  SHARES                                                                    SHARES
[RT        ]                                                             [          ]

                                                                         SEE REVERSE FOR CERTAIN DEFINITIONS
INCORPORATED UNDER THE LAWS OF
   THE STATE OF DELAWARE                                                       CUSIP 253675  10  2


THIS CERTIFIES THAT




IS THE RECORD HOLDER OF

                     FULLY PAID AND NONASSESSABLE SHARES OF
                          COMMON STOCK, $0.01 VALUE OF

                             DIEDRICH COFFEE, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

        Dated:

/s/ Martin Diedrich                [SEAL]              /s/ Steven A. Lupinacci
- ----------------------                                 -----------------------
SECRETARY AND CHAIRMAN                                 PRESIDENT AND CHIEF
OF THE BOARD                                           EXECUTIVE OFFICER


COUNTERSIGNED AND REGISTERED:
        U.S. STOCK TRANSFER CORPORATION
         TRANSFER AGENT AND REGISTRAR


BY  /s/
    -----------------------------------
          AUTHORIZED SIGNATURE

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of
           survivorship and not as tenants
           in common


UNIF GIFT MIN ACT -- _________________ Custodian _________________
                          (Cust)                      (Minor)
                     under Uniform Gifts to Minors
                     Act__________________________________________
                                        (State)
UNIF TRF MIN ACT  -- _________________ Custodian (until age______)
                          (Cust)
                     ______________________under Uniform Transfers
                          (Minor)
                     to Minors Act________________________________
                                             (State)

        Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ____________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
[                                    ]

________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated________________________________


                                X_______________________________________________

                                X_______________________________________________
                                 THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                        NOTICE: CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY
                                 CHANGE WHATEVER.

Signature(s) Guaranteed


By_________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.